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Supplement to the Prospectus dated March 1, 2025

Harbor Human Capital Factor US Large Cap ETF
August 1, 2025
The investment objective of the Harbor Human Capital Factor US Large Cap ETF (the “Fund”) is to seek to provide investment results that correspond, before fees and expenses, to the performance of the CIBC Human Capital Index (the “Index”). On or about August 1, 2025, the name of the Index will change to the Human Capital Factor Large Cap Index. Accordingly, the name of the Index is hereby updated in the Fund’s prospectus to the Human Capital Factor Large Cap Index. There are no other changes to the Index or the Fund other than those described in this supplement.
Investors Should Retain This Supplement For Future Reference
S0825.P.ETF